UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2018

TRANSATLANTIC PETROLEUM LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-34574	None
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

16803 Dallas Parkway Addison, Texas	75001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 220-4323

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On June 12, 2018, PMB Helin Donovan, LLP (“PMB Helin”) notified TransAtlantic Petroleum Ltd. (the “Company”) that, because of reasons unrelated to the Company, PMB Helin has decided that it will no longer provide audit services to public companies, including the Company, and will no longer seek re-appointment as the Company’s independent registered public accounting firm for the year ending December 31, 2018.  Accordingly, PMB Helin resigned as the Company’s auditor effective June 12, 2018.

As a result of this notification, proposal number 2 regarding the appointment of PMB Helin as the Company’s independent registered public accounting firm for the year ending December 31, 2018 contained in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on April 30, 2018 (“Proposal 2”), regarding the Company’s annual general meeting of shareholders to be held on June 19, 2018 (“2018 Annual Meeting”), has become moot.

The Audit Committee of the Company’s Board of Directors (the “Audit Committee”) is currently in the process of selecting a replacement independent registered accounting firm for the year ending December 31, 2018.  The Audit Committee expects to appoint a new independent registered accounting firm as soon as practicable following the 2018 Annual Meeting.

The reports of PMB Helin on the Company’s consolidated financial statements for the years ended December 31, 2017 and December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2017 and December 31, 2016 and the subsequent interim period through June 12, 2018, there were (i) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) between the Company and PMB Helin on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PMB Helin, would have caused PMB Helin to make reference to the subject matter of the disagreements in their audit reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided PMB Helin with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Current Report”). The Company requested that PMB Helin furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of PMB Helin’s letter, dated June 13, 2018, is attached as Exhibit 16.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

16.1	PMB Helin Donovan, LLP letter addressed to the U.S. Securities and Exchange Commission, dated June 13, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 13, 2018

TRANSATLANTIC PETROLEUM LTD.

		By:	/s/ Chad D. Burkhardt
Chad D. Burkhardt
Vice President, General Counsel and Corporate Secretary